                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                               NOVEMBER 15, 1996
                               (Date of Report)


                       ERP OPERATING LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in its Charter)



                                    0-24920
                             (Commission File No.)



                  Illinois                                  36-3894853
(State or Other Jurisdiction of Incorporation)           (I.R.S. Employer
                                                        Identification No.)



Two North Riverside Plaza, Chicago, Illinois                   60606
  (Address of Principal Executive Offices)                  (Zip Code)




                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Capitalized terms not defined herein are used as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1995, as amended by Form 10-K/A, and the Operating Partnership's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

ACQUISITIONS

ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") has acquired 31 multifamily residential properties during the period from May 31, 1996 through November 15, 1996. The cash portion of these transactions was financed primarily through the Operating Partnership's line of credit and net proceeds received from the Third Public Debt Offering, the Series C Preferred Share Offering and the September 1996 Common Share Offering. Descriptions of the acquired properties are as follows except for 16 properties which were included in the Current Report on Form 8-K dated May 23, 1996.

CHANDLER COURT APARTMENTS, CHANDLER, ARIZONA

On June 25, 1996, the Operating Partnership acquired a multifamily residential property located in Chandler, Arizona ("Chandler Court"). Chandler Court was approximately 86% occupied as of November 1, 1996. The property consists of 311 units in 35 townhouses and single-story flats on approximately 20 acres. Amenities include a clubhouse, washer/dryer hookups in each unit, two spas, barbecues, playground, fireplaces, billiard table, two swimming pools and an aerobics room. The property was constructed in 1987. Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Chandler Court was purchased from an unaffiliated third party for approximately $13.5 million.

PINE MEADOW APARTMENTS, GREENSBORO, NORTH CAROLINA

On July 16, 1996, the Operating Partnership acquired a multifamily residential property located in Greensboro, North Carolina ("Pine Meadow"). Pine Meadow was approximately 98% occupied as of November 1, 1996. The property consists of 204 units in 29 three story residential buildings and one maintenance shop/leasing office on approximately 14 acres. Amenities include a swimming pool, tennis courts, washer/dryer connections and playground. The property was constructed in 1974. Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Pine Meadow was purchased from an unaffiliated third party for approximately $7.19 million, which included the assumption of mortgage indebtedness of approximately $4.9 million.

PUEBLO VILLAS APARTMENTS, ALBUQUERQUE, NEW MEXICO

On August 1, 1996, the Operating Partnership acquired a multifamily residential property located in Albuquerque, New Mexico ("Pueblo Villas"). Pueblo Villas was approximately 94% occupied as of November 1, 1996. The property consists of 232 units in 17 residential buildings on approximately 12 acres. Amenities include two lighted tennis courts, heated jacuzzi, sauna, clubhouse, covered parking and on-site coin operated laundry facilities. The property was constructed in 1975. Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Pueblo Villas was purchased from an unaffiliated third party for approximately $8.5 million.

BRIXWORTH APARTMENTS, NASHVILLE, TENNESSEE

On August 28, 1996, the Operating Partnership acquired a multifamily residential property located in Nashville, Tennessee ("Brixworth"). Brixworth was approximately 92% occupied as of November 1, 1996. The property consists of 216 units in 19 three-story residential buildings on approximately six acres. Amenities include a clubhouse with swimming pool, covered parking, washer/dryers in select units and woodburning fireplaces in select units. The property was constructed in 1985. Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Brixworth was purchased from an unaffiliated third party for approximately $11.7 million.

WOODSCAPE APARTMENTS, RALEIGH, NORTH CAROLINA

On August 30, 1996, the Operating Partnership acquired a multifamily residential property located in Raleigh, North Carolina ("Woodscape"). Woodscape was approximately 97% occupied as of November 1, 1996. The property consists of 240 units in 21 two story residential buildings on approximately 25 acres. Amenities include two lighted tennis courts, swimming pool, volleyball court and weight room. The property was constructed in 1979. Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Woodscape was purchased from an unaffiliated third party for approximately $9.55 million.

CANTERCHASE APARTMENTS, NASHVILLE, TENNESSEE

On September 19, 1996, the Operating Partnership acquired a multifamily residential property located in Nashville, Tennessee ("Canterchase"). Canterchase was approximately 91% occupied as of November 1, 1996. The property consists of 235 units in 12 two and three-story garden style residential buildings and 1 one-story office/clubhouse on approximately 22 acres. Amenities include a clubhouse, jacuzzi, lighted tennis courts, basketball court, laundry facilities, swimming pool, fitness center, sand volleyball court and playground. The property was constructed in 1985.

Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Canterchase was purchased from an unaffiliated third party for approximately $8.55 million, which included the assumption of mortgage indebtedness of approximately $5.8 million.


EAGLE CANYON APARTMENTS, CHINO HILLS, CALIFORNIA

On September 19, 1996, the Operating Partnership acquired a multifamily residential property located in Chino Hills, California ("Eagle Canyon"). Eagle Canyon was approximately 96% occupied as of November 1, 1996. The property consists of 252 units in 34 two-story residential buildings on approximately 32 acres. Amenities include two swimming pools, tennis court, washer/dryer connections and garages. The property was constructed in 1985. Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Eagle Canyon was purchased from an unaffiliated third party for approximately $17.3 million.

SUMMERSET VILLAGE APARTMENTS, CHATSWORTH, CALIFORNIA

On September 19, 1996, the Operating Partnership acquired a multifamily residential property located in Chatsworth, California ("Summerset Village"). Summerset Village was approximately 97% occupied as of November 1, 1996. The property consists of 280 units in 29 two-story residential buildings on approximately 29 acres. Amenities include two swimming pools, tennis courts, washer/dryer connections, fireplaces and garages. The property was constructed in 1985. Property management services are being provided by the Operating Partnership since the date of acquisition.

TERMS OF PURCHASE

Summerset Village was purchased from an unaffiliated third party for approximately $25.5 million.

SONGBIRD APARTMENTS, SAN ANTONIO, TEXAS

On September 20, 1996, the Operating Partnership acquired a multifamily residential property located in San Antonio, Texas ("Songbird"). Songbird was approximately 85% occupied as of November 1, 1996. The property consists of 262 units in 29 two and three story residential buildings and 1 one story office/laundry on approximately 15 acres. Amenities include a clubhouse, two swimming pools, fireplaces in select units and washer/dryer connections in select units. The property was constructed in 1981. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Songbird was purchased from an unaffiliated third party for approximately $10.7 million, which included the assumption of mortgage indebtedness of approximately $7 million.

WILLOWGLEN APARTMENTS, AURORA, COLORADO

On September 20, 1996, the Operating Partnership acquired a multifamily residential property located in Aurora, Colorado ("Willowglen"). Willowglen was approximately 87% occupied as of November 1, 1996. The property consists of 384 units in 24 residential buildings and two clubhouses on approximately 17 acres. Amenities include washer/dryer hook-ups, clubhouse, fitness center, swimming pool and spa, fireplaces, tennis court, volleyball and basketball courts and lighted covered parking. The property was constructed in 1983. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Willowglen was purchased from an unaffiliated third party for approximately $17.1 million.

MERRIMAC WOODS APARTMENTS, COSTA MESA, CALIFORNIA

On September 26, 1996, the Operating Partnership acquired a multifamily residential property located in Costa Mesa, California ("Merrimac Woods"). Merrimac Woods was approximately 97% occupied as of November 1, 1996. The property consists of 123 units in six three-story residential elevator buildings and one clubhouse on approximately three acres. Amenities include a clubhouse, swimming pool, spa, billiards, recreation room, fitness center, barbecues, streams and ponds and enclosed garages. The property was constructed in 1970. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Merrimac Woods was purchased from an unaffiliated third party for approximately $6.73 million.

CASA CAPRICORN APARTMENTS, SAN DIEGO, CALIFORNIA

On September 27, 1996, the Operating Partnership acquired a multifamily residential property located in San Diego, California ("Casa Capricorn"). Casa Capricorn was approximately 98% occupied as of November 1, 1996. The property consists of 192 units in 24 residential buildings on approximately eight acres. Amenities include swimming pools, spas and covered and open parking. The property was constructed in 1981. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Casa Capricorn was purchased from an unaffiliated third party for approximately $12.47 million.

HUNTER'S GLEN APARTMENTS, CHESTERFIELD, MISSOURI

On September 30, 1996, the Operating Partnership acquired a multifamily residential property located in Chesterfield, Missouri ("Hunter's Glen"). Hunter's Glen was approximately 95% occupied as of November 1, 1996. The property consists of 192 units in 8 two and three-story residential buildings and one office/clubhouse on approximately 10 acres. Amenities include ceiling fans, fireplaces in some units, indoor/outdoor pool with spa, tennis courts, covered parking, volleyball court, laundry facilities, full size washer/dryer connections and fitness room. The property was constructed in 1985. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Hunter's Glen was purchased from an unaffiliated third party for approximately $9.1 million.

MARBRISA APARTMENTS, TAMPA, FLORIDA

On October 11, 1996, the Operating Partnership acquired a multifamily residential property located in Tampa, Florida ("Marbrisa"). Marbrisa was approximately 95% occupied as of November 1, 1996. The property consists of 224 units in 16 two-story residential buildings on approximately 37 acres. Amenities include a swimming pool with cabana, two lighted tennis courts, one laundry building, car wash area, washer/dryer connections in all two bedroom units and fireplaces in 32 of the two bedroom units. The property was constructed in 1984. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Marbrisa was purchased from an unaffiliated third party for approximately $7.8 million.

CEDAR CREST APARTMENTS, OVERLAND PARK, KANSAS

On November 1, 1996, the Operating Partnership acquired a multifamily residential property located in Overland Park, Kansas ("Cedar Crest"). Cedar Crest was approximately 97% occupied as of November 1, 1996. The property consists of 466 units in 73 two and three story garden style residential buildings on approximately 37 acres. Amenities include a fully equipped clubhouse, game tables, two saunas, whirlpools, exercise room, lighted tennis courts, heated swimming pools, tanning beds, woodburning fireplaces, washer/dryer hookups and attached garages. The property was constructed in 1986. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Cedar Crest was purchased from an unaffiliated third party for approximately $21.55 million.

DISPOSITION

On June 25, 1996, the Operating Partnership sold Deer Run, a 152 unit multifamily residential property located in Charleston, South Carolina, for a sales price of $3.95 million to an unaffiliated third party. For financial statement purposes, the Operating Partnership recorded a gain of approximately $1 million.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C.   EXHIBITS
          --------

               24.1  Consent of Ernst & Young LLP




          No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                       ERP OPERATING LIMITED PARTNERSHIP


                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS





                     Required under Item 7(b) of Form 8-K

                       ERP OPERATING LIMITED PARTNERSHIP
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms not defined herein are used as defined in the Operating Partnership's Form 10-K for the year ended December 31, 1995, as amended by Form 10-K/A, and the Operating Partnership's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

The following unaudited Pro Forma Condensed Balance Sheet as of September 30, 1996 and Statement of Operations for the nine months ended September 30, 1996 have been presented as if the January 1996 Common Share Offering, the February 1996 Common Share Offering, the May 1996 Common Share Offerings, the Third Public Debt Offering, the Series C Preferred Share Offering, the September 1996 Common Share Offering, the refinancing of certain tax-exempt bonds, the acquisition of 41 multifamily residential properties (10 from January 1, 1996 through May 30, 1996 and 31 from May 31, 1996 through the date of this Form 8-K), the disposition of two multifamily residential properties and the repayment of mortgage indebtedness for six properties had occurred on January 1, 1996 (or September 30, 1996 for balance sheet purposes). Thirty-eight of the acquired properties are included in the Historical Balance Sheet as of September 30, 1996 and three of the properties which were acquired subsequent to September 30, 1996 are included on a Pro Forma basis as described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996.

The following unaudited Pro Forma Statement of Operations for the year ended December 31, 1995 has been presented as if the January 1996 Common Share Offering, the February 1996 Common Share Offering, the May 1996 Common Share Offerings, the Second Public Debt Offering, the Series A Preferred Share Offering, the Series B Preferred Share Offering, the Third Public Debt Offering, the Series C Preferred Share Offering, the September 1996 Common Share Offering, the refinancing of certain tax-exempt bonds, the acquisition of 58 multifamily residential properties, the disposition of eight multifamily residential properties, the repayment of mortgage indebtedness for 12 properties and the investment in partnership interests and subordinated mortgages collateralized by 21 multifamily residential properties had occurred on January 1, 1995.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1995 or January 1, 1996.

The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements, Quarterly Report on Form 10-Q for the three months ended September 30, 1996 and Combined Statements of Revenue and Certain Expenses (included elsewhere herein).

                      ERP OPERATING LIMITED PARTNERSHIP
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                                 (UNAUDITED)
                            (Amounts in thousands)

                                                          1996
                                                       Most Recent       1996
                                                        Acquired     Mortgage Note      Pro
                                         Historical  Properties (A)  Repayments (B)    Forma
                                         ----------  --------------  --------------  ----------
ASSETS
Rental property, net                     $2,473,686     $ 58,065       $    --       $2,531,751
Real Estate held for disposition             11,260          --             --           11,260
Investment in mortgage notes, net            86,486          --             --           86,486
Cash and cash equivalents                   152,545      (37,269)       (11,816)        103,460
Rents receivable                              2,126          --             --            2,126
Deposits-restricted                           5,501          --             --            5,501
Escrows deposits-mortgage                    14,953          --             --           14,953
Deferred financing costs, net                13,062          --             --           13,062
Other assets                                 25,247          --             --           25,247
                                         ----------     --------       --------      ----------
    Total assets                         $2,784,866     $ 20,796       $(11,816)     $2,793,846
                                         ==========     ========       ========      ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                   $  738,862     $ 20,796       $(11,816)     $  747,842
Line of credit                                  --           --            --               --
Notes, net                                  498,761          --            --           498,761
Accounts payable and accrued expenses        36,063          --            --            36,063
Accrued interest payable                     14,682          --            --            14,682
Due to affiliates                               778          --            --               778
Rents received in advance and other
 liabilities                                 16,813          --            --            16,813
Security deposits                            12,945          --            --            12,945
Distributions payable                        39,233          --            --            39,233
                                         ----------     --------       --------      ----------
    Total liabilities                     1,358,137       20,796        (11,816)      1,367,117
                                         ----------     --------       --------      ----------

Commitments and Contingencies
  9 3/8 Series A Cumulative Redeemable
   Preference Units                         153,000          --             --          153,000
                                         ----------     --------       --------      ----------
  9 1/8 Series B Cumulative Redeemable
   Preference Units                         125,000          --             --          125,000
                                         ----------     --------       --------      ----------
  9 1/8 Series C Cumulative Redeemable
   Preference Units                         115,000          --             --          115,000
                                         ----------     --------       --------      ----------
Partners' Capital
  General Partner                           878,890          --             --          878,890
  Limited Partners                          154,839          --             --          154,839
                                         ----------     --------       --------      ----------
    Total partners' capital               1,033,729          --             --        1,033,729
                                         ----------     --------       --------      ----------
    Total liabilities and partners'
     capital                             $2,784,866     $ 20,796       $(11,816)     $2,793,846
                                         ==========     ========       ========      ==========


(A) Reflects the most recent multifamily residential property acquisitions, which include Marbrisa, Cedar Crest and Lakeville Resort (acquired October and November, 1996) (collectively the "1996 Most Recent Acquired Properties"). In connection with such acquisitions the amounts presented include the initial purchase price as well as subsequent closing costs incurred and capital improvements required as identified in the acquisition process and the assumption of $20.8 million of mortgage indebtedness secured by one of the 1996 Most Recent Acquired Properties.

(B) Reflects the repayment of mortgage indebtedness of $11.8 million secured by two properties.

                       ERP OPERATING LIMITED PARTNERSHIP
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the nine months ended September 30, 1996
                                  (UNAUDITED)
                 (Amounts in thousands except for OP Unit data)


                                                                            1996               1996
                                                                         Previously         Most Recent           1996
                                                                          Acquired           Acquired         Mortgage Note
                                                         Historical     Properties (A)     Properties (B)     Repayments (C)
                                                         ----------     --------------     --------------     --------------
REVENUES
Rental income                                             $327,749         $41,949             $6,524              $   --
Fee and asset management                                     4,982             --                 --                   --
Interest income - investment in mortgage notes               9,084             --                 --                   --
Interest and other income                                    2,232             --                 --                   --
                                                          --------         -------             ------              ------
  Total revenues                                           344,047          41,949              6,524                  --
                                                          --------         -------             ------              ------

EXPENSES
Property and maintenance                                    93,128          11,024              1,720                  --
Real estate taxes and insurance                             32,301           4,421                623                  --
Property management                                         13,136             --                 --                   --
Fee & asset management                                       3,037             --                 --                   --
Depreciation                                                66,759             --                 --                   --
Interest:
  Expense incurred                                          58,632             --                 --               (2,284)
  Amortization of deferred financing costs                   2,860             --                 --                 (152)
General and administrative                                   6,690             --                 --                  --
                                                          --------         -------             ------              ------
  Total expenses                                           276,543          15,445              2,343              (2,436)
                                                          --------         -------             ------              ------
Income before gain on disposition of properties and
  extraordinary items                                       67,504         $26,504             $4,181              $2,436
                                                                           =======             ======              ======
Gain on disposition of properties                            2,346
                                                          --------
Income before extraordinary items                           69,850
Write-off of unamortized costs on refinanced debt           (3,134)
                                                          --------

Net income                                                $ 66,716
                                                          ========

ALLOCATION OF NET INCOME:
9 3/8 Series A Cumulative Redeemable
  Preference Units                                        $ 10,758
                                                          ========
9 1/8 Series B Cumulative Redeemable
  Preference Units                                        $  8,554
                                                          ========
9 1/8 Series C Cumulative Redeemable
  Preference Units                                        $    641
                                                          ========

General Partner                                             38,337
Limited Partners                                             8,426
                                                          --------
                                                          $ 46,763
                                                          ========
Net income per weighted average OP
  Unit outstanding                                        $   0.94
                                                          ========

Weighted average OP Units outstanding                       49,620
                                                          ========

                                                        1996
                                                      Disposed                                Pro
                                                    Properties (D)     Adjustments (E)        Forma
                                                    --------------     ---------------       --------
REVENUES
Rental income                                           $(505)            $   --             $375,717
Fee and asset management                                  --                  --                4,982
Interest income - investment in mortgage notes            --                  --                9,084
Interest and other income                                 --               (1,168)              1,064
                                                        -----             -------            --------
  Total revenues                                         (505)             (1,168)            390,847
                                                        -----             -------            --------

EXPENSES
Property and maintenance                                 (226)               (324)            105,322
Real estate taxes and insurance                           (43)                --               37,302
Property management                                       (22)                922              14,036
Fee & asset management                                    --                  --                3,037
Depreciation                                              (82)              8,915              75,592
Interest:
  Expense incurred                                         (1)             12,963              69,310
  Amortization of deferred financing costs                --                   86               2,794
General and administrative                                --                  --                6,690
                                                        -----             -------            --------
  Total expenses                                         (374)             22,562             314,083
                                                        -----             -------            --------
Income before gain on disposition of properties and
  extraordinary items                                   $(131)           $(23,730)             76,764
                                                        =====             =======
Gain on disposition of properties                                                                 --
                                                                                             --------

Income before extraordinary items                                                              76,764
Write-off of unamortized costs on refinanced debt                                                 --
                                                                                             --------
Net income
                                                                                             $ 76,764
                                                                                             ========
ALLOCATION OF NET INCOME:
9 3/8 Series A Cumulative Redeemable
  Preference Units                                                                           $ 10,758
                                                                                             ========
9 1/8 Series B Cumulative Redeemable
  Preference Units                                                                           $  8,555
                                                                                             ========
9 1/8 Series C Cumulative Redeemable
  Preference Units                                                                           $  7,870
                                                                                             ========
General Partner                                                                                41,643
Limited Partners                                                                                7,938
                                                                                             --------
                                                                                             $ 49,581
                                                                                             ========
Net income per weighted average OP
  Unit outstanding                                                                           $   0.91
                                                                                             ========
Weighted average OP Units outstanding
                                                                                         (F)   54,499
                                                                                             ========



(A) Reflects the results of operations for Desert Park, 7979 Westheimer, Sabal Pointe (fka: Vinings at Coral Springs), Woodbridge (fka: The Plantations), Heron Landing (fka: Oxford & Sussex), The Pines of Cloverlane, Regency Palms, Port Royale II, 2900 on First, Woodland Hills, Ivy Place (fka: Post Place), Ridgetree, Country Ridge, Rosehill Pointe, Forest Ridge, Canyon Sands Village, Desert Sands Village, Chandler Court, Lands End, Mallard Cove, Sunny Oak Village, Pine Meadow, Summer Ridge, Promenade Terrace, South Creek, Pueblo Villas, Brixworth, Brierwood, Woodscape, Park Place, Canterchase, Eagle Canyon, Summerset Village, Songbird, Willowglen, Merrimac Woods, Casa Capricorn and Hunter's Glen (acquired from February through September, 1996) (collectively the "1996 Previously Acquired Properties"). The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1996 through the respective acquisition dates for each property.

(B) Reflects the results of operations for the 1996 Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1996 Most Recent Acquired Properties for the nine months ended September 30, 1996 as contained in the Combined Statement of Revenues and Certain Expenses included elsewhere herein.

(C) Reflects the elimination of interest expense and amortization of deferred financing costs related to the repayment of mortgage indebtedness for six properties.

(D) Reflects the elimination of the results of operations for Sanddollar and Deer Run (the "1996 Disposed Properties") for the period from January 1, 1996 through the respective disposition dates for each property.

(E) Reflects the following adjustments to the 1996 Previously Acquired Properties and the 1996 Most Recent Acquired Properties results of operations:

     Interest and other income:
       Reduction of interest income due to the use of working capital for
         property acquisitions                                                                                 $(1,168)
                                                                                                               =======
     Property and maintenance:
       The elimination of third-party management fees where the Operating
         Partnership is providing onsite property management services                                          $  (324)
                                                                                                               =======

     Property management:
       Incremental cost associated with self management of the 1996 Most Recent
         Acquired Properties for the nine months ended September 30, 1996 and the
         1996 Previously Acquired Properties for the period from January 1, 1996
         through the respective acquisition dates for each property                                            $   922
                                                                                                               =======

     Depreciation:
       Reflects depreciation based on the expected total investment of $58.1 million for the 1996 Most Recent Acquired Properties and the expected total investment of $570.9 million for the 1996 Previously Acquired Properties less
         10% allocated to land and depreciated over a 30-year life for real property.
         Depreciation for the 1996 Previously Acquired Properties reflect amounts from
         January 1, 1996 through the respective acquisition dates for each property.                           $ 8,915
                                                                                                               =======

     Interest:
     Expense incurred:
       Interest on mortgage indebtedness for certain of the 1996 Previously Acquired Properties and the
         1996 Most Recent Acquired Properties (G)                                                              $ 5,352
       Interest on refinancing $138.4 million of tax-exempt bonds at an average interest cost of 4.4%
         for the nine months ended September 30, 1996                                                            4,567
       Interest on refinancing $77.1 million of tax-exempt bonds at a blended average interest cost of
         6.88% for the nine months ended September 30, 1996                                                      3,977
       Non-usage fee on the Operating Partnership's unused portion of its line of credit equal to 20
         basis points on $250 million                                                                              375
       Interest on the Third Public Debt Offering in the amount of $150 million at 7.57% for the nine
         months ended September 30, 1996                                                                         8,516
       Amortization of a swap settlement amount associated with the Third Public Debt Offering for the
         nine months ended September 30, 1996                                                                      (43)
       Reduction of interest associated with refinancing $138.4 million of tax-exempt bonds to the extent
         amounts are already included in the Operating Partnership's historical financial results               (4,164)
       Reduction of interest associated with refinancing $77.1 million of tax-exempt bonds to the extent
         amounts are already included in the Operating Partnership's historical financial results               (1,332)
       Reduction of interest associated with amounts borrowed on the Operating Partnership's line of credit and the Third Public Debt Offering to the extent amounts are already included in the
         Operating Partnership's historical financial results                                                   (4,285)
                                                                                                               -------
                                                                                                               $12,963
                                                                                                               =======

     Amortization of financing costs:
       Amortization of financing costs on $150 million Debt Offering of $1,275,000 over 10 years for the
         nine months ended September 30, 1996                                                                       96
     Reduction of amortization associated with the Third Public Debt Offering to the extent amounts are
       already included in the Operating Partnership's historical financial results                                (10)
                                                                                                               -------
                                                                                                               $    86
                                                                                                               =======

(F) Pro Forma weighted average OP Units outstanding for the nine months ended September 30, 1996 was 54.5 million, which includes 54.5 million OP Units outstanding as of September 30, 1996. The OP Units outstanding do not include any shares or OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(G) Detail of interest expense on mortgage indebtedness for certain of the 1996 Previously Acquired Properties and the 1996 Most Recent Acquired
     Properties:

                                               Mortgage       Interest      Interest
                   Property                   Indebtedness      Rate        Expense
      -------------------------------------   ------------    --------      --------
       Woodbridge (fka: The Plantations)(1)    $  4,862         8.25%       $   68
       Desert Sands Village (1)                   8,957         6.50%          262
       Canyon Sands Village (1)                   8,952         6.50%          260
       Pine Meadow (1)                            4,948         8.33%          223
       Promenade Terrace (1)                     16,588         7.70%          703
       South Creek (1)                           16,651         8.00%          733
       Park Place I (1)                           8,996         8.50%          515
       Park Place II (1)                          8,996         8.70%          528
       Canterchase (1)                            5,838         7.66%          320
       Songbird (1)                               7,015         7.63%          383
       Lakeville Resort                          20,796         8.70%        1,357
                                               --------                     ------
       Totals                                  $112,599                     $5,352
                                               ========                     ======

  (1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1996 through the respective acquisition dates for each property.

                       ERP OPERATING LIMITED PARTNERSHIP
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1995
                                  (UNAUDITED)
                 (Amounts in thousands except for OP Unit data)


                                                            1995             1996       1995 & 1996
                                                          Acquired         Acquired      Disposed                          Pro
                                             Historical  Properties (A)  Properties (B) Properties (C)  Adjustments (D)   Forma
                                             ----------  -------------   -------------  -------------   --------------  ----------
REVENUES
Rental income                               $ 372,447    $  23,598       $  95,679      $  (12,608)      $     --       $  479,116
Fee and asset management                        7,030          --              --              --              --            7,030
Interest income - investment in
  mortgage notes                                4,862        5,404             --              --              --           10,266
Interest and other income                       4,573          (28)            --             (347)         (1,243)          2,955
                                             --------     --------        --------       ---------         -------        --------
  Total revenues                              388,912       28,974          95,679         (12,955)         (1,243)        499,367
                                             --------     --------        --------       ---------         -------        --------
EXPENSES
Property and maintenance                      110,714        5,595          33,058          (4,324)         (4,304)        140,739
Real estate taxes and insurance                37,002        2,386          10,629          (1,057)            --           48,960
Property management                            15,213          --              --             (602)          2,860          17,471
Fee & asset management                          3,887          --              --              --              --            3,887
Depreciation                                   72,410          --              --           (1,923)         23,379          93,866
Interest:
  Expense incurred                             78,375          --              --             (823)         15,288          92,840
  Amortization of deferred financing costs      3,444          --              --              --              (19)          3,425
General and administrative                      8,129          --              --              --              --            8,129
                                             --------     --------        --------       ---------         -------        --------
  Total expenses                              329,174        7,981          43,687          (8,729)         37,204         409,317
                                             --------     --------        --------       ---------         -------        --------
Income before gain on disposition
  of properties and extraordinary
  items                                        59,738    $  20,993       $  51,992       $  (4,226)      $ (38,447)         90,050
Gain on disposition of properties              21,617     ========        ========        ========        ========             --
                                             --------                                                                     --------
Income before extraordinary items              81,355                                                                       90,050

Extraordinary item:
  Gain on early extinguishment of
    debt                                        2,000                                                                         --
                                             --------                                                                     --------
Net income                                  $  83,355                                                                   $   90,050
                                             ========                                                                     ========
ALLOCATION OF NET INCOME:
Redeemable Preference Interests             $   1,508                                                                   $      --
                                             ========                                                                     ========
9 3/8 Series A Cumulative Redeemable
    Preference Units                        $   8,367                                                                   $   14,344
                                             ========                                                                    =========
9 1/8 Series B Cumulative Redeemable
    Preference Units                        $   1,742                                                                   $   11,406
                                             ========                                                                    =========
9 1/8 Series C Cumulative Redeemable
    Preference Units                        $     --                                                                    $   10,494
                                             ========                                                                    =========

General Partner                                57,610                                                                       45,192
Limited Partners                               14,128                                                                        8,614
                                             --------                                                                     --------
                                            $  71,738                                                                   $   53,806
                                             ========                                                                    =========

Net income per weighted average OP
  Unit outstanding                          $    1.68                                                                  $      1.01
                                             ========                                                                    =========
Weighted average OP Units
  outstanding                                  42,749                                                                (E)    53,474
                                             ========                                                                    =========

(A) Reflects the results of operations for the 1995 Acquired Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the periods from January 1, 1995 through the respective acquisition dates for each property.

(B) Reflects the results of operations of the 1996 Previously Acquired Properties and the 1996 Most Recent Acquired Properties (collectively the "1996 Acquired Properties"). The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1996 Acquired Properties for the year ended December 31, 1995 as contained in the Combined Statement of Revenue and Certain Expenses included elsewhere herein.

(C) Reflects the elimination of the results of operations for the 1995 Disposed Properties and the 1996 Disposed Properties for the year ended December 31, 1995.

(D) Reflects the following adjustments:
    Interest and other income:
      Reduction of interest income due to the use of working capital for property acquisitions                    $ (1,313)
      Interest income earned on loans made to the Company's Chief Executive Officer and other officers                  70
                                                                                                                  --------
                                                                                                                  $ (1,243)
                                                                                                                  ========

    Property and maintenance:
      The elimination of third-party management fees where the Operating Partnership is providing onsite
       property management services                                                                               $ (4,304)
                                                                                                                  ========

    Property management:
      Incremental cost associated with self management of the 1996 Acquired Properties for the year ended
       December 31, 1995 and the 1995 Acquired Properties for the period from January 1, 1995 through the
       respective acquisition dates for each property.                                                            $  2,860
                                                                                                                  ========

    Depreciation:
      Reflects depreciation based on the expected total investment of $629 million for the 1996 Acquired
       Properties and the expected total investment of $265.7 million for the 1995 Acquired Properties less 10%
       allocated to land and depreciated over a 30-year life for real property.  Depreciation for the 1995
       Acquired Properties reflect amounts from January 1, 1995 through the respective acquisition dates for
       each property                                                                                              $ 23,379
                                                                                                                  ========

    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for certain of the 1996 Acquired Properties and the 1996 Acquired
       Properties (F)                                                                                             $ 10,174
      Interest on refinancing $138.4 million of tax-exempt bonds at an average interest cost of 4.4%                 6,090
      Interest on refinancing $77.1 million of tax-exempt bonds at a blended average interest cost of 6.88%          5,302
      Reduction of interest associated with the refinancing of $138.4 million tax-exempt bonds to the extent
       amounts are already included in the Operating Partnership's historical financial results                     (6,171)
      Reduction of interest associated with the refinancing of $77.1 million tax-exempt bonds to the extent
       amounts are already included in the Operating Partnership's historical financial results                       (167)
      Reduction of interest on mortgage indebtedness on twelve properties for which the loans were paid down during 1995 to the extent the amounts are already included in the Operating Partnership's historical
       financial results                                                                                            (4,774)
      Interest associated with the Second Public Debt Offering in the amount of $125 million at an interest
       rate of 7.95% per annum                                                                                       9,937
      Interest associated with the Public Debt Offering in the amount of $100 million at an interest rate of
       7.075% per annum                                                                                              7,075
      Interest associated with the Third Public Debt Offering in the amount of $150 million at an interest rate
       of 7.57% per annum                                                                                           11,355
      Reflects amortization of discounts associated with the Second Public Debt Offering and the treasury rate
       lock costs associated with the Second Public Debt Offering                                                      253
      Reflects amortization of a swap settlement amount associated with the Third Public Debt Offering                 (58)
      Reduction of interest and amortization associated with the Public Debt Offering and the Second Public
       Debt Offering to the extent the amounts are already included in the Operating Partnership's historical
       financial results                                                                                           (14,350)
      Non-usage fee on the Operating Partnership's unused portion of its line of credit equal to 20 basis
       points on $250 million                                                                                          500
      Reduction of interest associated with amounts borrowed on the Operating Partnership's line of credit to
       the extent amounts are already included in the Operating Partnership's historical financial results          (9,878)
                                                                                                                  --------
                                                                                                                  $ 15,288
                                                                                                                  ========

    Amortization of deferred financing costs:
      Reduction of amortization of deferred financing costs on ten properties for which the loans were repaid during 1995 to the extent the amounts are already included in the Operating Partnership's historical
       financial results                                                                                          $   (349)
      Reflects amortization of deferred financing costs associated with the Public Debt Offering and the
       investment in mortgage notes.                                                                                   405
      Reflects amortization of deferred financing costs associated with the Third Public Debt Offering                 127
      Reduction of amortization of deferred financing costs associated with the Public Debt Offering and the investment in mortgage notes to the extent amounts are already included in the Operating Partnership's
       historical financial results                                                                                   (202)
                                                                                                                  --------
                                                                                                                  $    (19)
                                                                                                                  ========

(E) Pro Forma weighted average OP Units outstanding for the year ended
    December 31, 1995 was 53.5 million, which includes 43.7 million OP Units outstanding as of December 31, 1994, including the conversion of 39,790 Preference Units into 1,261,272 OP Units and reflects the following transactions as if they had been completed on January 1, 1995: the issuance of 4,025,000 Common Shares related to the January and February 1996 Common Share Offerings, the issuance of 3,476,390 Common Shares in connection with the May 1996 Common Share offerings and the issuance of 2,272,728 Common Shares in connection with the September 1996 Common Share Offering. The OP Units outstanding do not include any shares or OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(F) Detail of interest expense on mortgage indebtedness for certain of the 1995 Acquired Properties and the 1996 Acquired Properties:


                                      Mortgage     Interest      Interest
       Property                     Indebtedness     Rate        Expense
---------------------------------   ------------   --------      --------
Camellero (1)                        $ 12,086        8.96%       $   642
Keystone (1)                            3,023        8.00%           152
Wellington (1)                          8,453        8.33%           455
Woodbridge (fka: The Plantations)       4,862        8.25%           401
Desert Sands Village                    8,957        6.50%           582
Canyon Sands Village                    8,952        6.50%           582
Pine Meadow                             4,948        8.33%           412
Promenade Terrace                      16,588        7.70%         1,277
South Creek                            16,651        8.00%         1,332
Park Place I                            8,996        8.50%           765
Park Place II                           8,996        8.70%           783
Canterchase                             5,838        7.66%           447
Songbird                                7,015        7.63%           535
Lakeville Resort                       20,796        8.70%         1,809
                                    ------------                 --------
Totals                               $136,161                    $10,174
                                    ============                 ========


(1) The amounts presented for these properties represent the historical amounts for the periods from January 1, 1995 through the respective acquisition dates for each property.

                           1996 ACQUIRED PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES





                     Required under Item 7(a) of Form 8-K

                           1996 ACQUIRED PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES

                               TABLE OF CONTENTS

                                                   Page(s)
                                                   -------
Report of Independent Auditors                        1

Combined Statements of Revenue and Certain
Expenses for the year ended December 31, 1995
and for the nine months ended September 30, 1996      2

Notes to Combined Statements of Revenue and
Certain Expenses                                      3


                        REPORT OF INDEPENDENT AUDITORS



The Partners of
ERP Operating Limited Partnership

          We have audited the accompanying combined statement of revenue and certain expenses for certain residential properties (the "1996 Acquired Properties") described in Note 2 for the year ended December 31, 1995. The combined statement of revenue and certain expenses is the responsibility of the managements of the 1996 Acquired Properties. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the basis of accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the 1996 Acquired Properties' revenues and expenses.

          In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses described in Note 1 of the 1996 Acquired Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                  Ernst & Young LLP


Chicago, Illinois
November 7, 1996

                           1996 ACQUIRED PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)

                                                                           For the
                                                  For the             Nine Months Ended
                                                 Year Ended           September 30, 1996
                                              December 31, 1995          (Unaudited)
                                            --------------------     ---------------------
REVENUE
    Rental Income                           $            25,770      $            19,522
                                            --------------------     ---------------------


CERTAIN EXPENSES
    Property operating and maintenance                    7,847                    5,303
    Real estate taxes and insurance                       2,711                    2,029
    Management fees                                       1,159                      842
                                            --------------------     ---------------------
                                                         11,717                    8,174
                                            --------------------     ---------------------

REVENUE IN EXCESS OF CERTAIN
     EXPENSES                               $            14,053      $            11,348
                                            ====================     =====================




                            See accompanying notes.

                           1996 ACQUIRED PROPERTIES
                         NOTES TO COMBINED STATEMENTS
                        OF REVENUE AND CERTAIN EXPENSES

 Note 1 - Summary of Significant Accounting Policies

     The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1995 and the nine months ended September 30, 1996 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements are not representative of the actual operations of the 1996 Acquired Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the properties.

     In preparation of the Operating Partnership's Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     The 1996 Acquired Properties had management agreements with various management companies unaffiliated with the Operating Partnership through the acquisition dates to maintain and manage the operations of the apartment complexes. Management fees were based on a range of 3% to 5% of gross receipts. Of the management fees paid in 1995, approximately $462,000 were paid to affiliates of the property owners. Upon acquisition of the properties by the Operating Partnership, such management contracts were cancelled at which time the Operating Partnership began to manage the properties.

 Note 2 - Description of Properties

          The following properties are included in the combined statements of revenue and certain expenses:

                                              Date      Number       Total
     Property Name       Location            Acquired   of Units  Investment (A)
     -----------------   -----------------   --------   --------  --------------
     Chandler Court      Chandler, AZ         6/25/96      311    $ 13,958,000
     Pine Meadow         Greensboro, NC       7/16/96      204       7,416,000
     Pueblo Villas       Albuquerque, NM       8/1/96      232       8,716,000
     Brixworth           Nashville, TN        8/28/96      216      11,956,000
     Woodscape           Raleigh, NC          8/30/96      240       9,758,000
     Canterchase         Nashville, TN        9/19/96      235       8,801,000
     Eagle Canyon        Chino Hills, CA      9/19/96      252      18,143,000
     Summerset Village   Chatsworth, CA       9/19/96      280      26,442,000
     Songbird            San Antonio, TX      9/20/96      262      11,236,000
     Merrimac Woods      Costa Mesa, CA       9/26/96      123       6,914,000
     Casa Capricorn      San Diego, CA        9/27/96      192      12,730,000
     Hunter's Glen       Chesterfield, MO     9/30/96      192       9,198,000
     Marbrisa            Tampa, FL           10/11/96      224       8,175,000
     Cedar Crest         Overland Park, KS    11/1/96      466      22,406,000
                                                        --------  --------------
                                                         3,429    $175,849,000
                                                        ========  ==============
   Notes:

   (A) Includes initial purchase price, closing costs, start up costs and amounts specified at date of purchase for future capital improvements.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   ERP OPERATING LIMITED PARTNERSHIP
                                   BY: EQUITY RESIDENTIAL PROPERTIES TRUST,
                                   ITS GENERAL PARTNER


     November 18, 1996             By: /s/          Michael J. McHugh
     -----------------                 ---------------------------------------
          (Date)                                   Michael J. McHugh
                                       Senior Vice President, Chief Accounting
                                                 Officer and Treasurer